UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2025

HORIZON SPACE ACQUISITION II CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42406	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1412 Broadway

21st Floor, Suite 21V

New York, NY 10018

 (Address of principal executive offices)

(646) 257-5537

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one ordinary share, $0.0001 par value, and one Right to acquire one-tenth of one ordinary share	HSPTU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	HSPT	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one ordinary share	HSPTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

On May 9, 2025, Horizon Space Acquisition II Corp., a Cayman Islands exempted company (“HSPT” or “Acquiror”) entered into a business combination agreement (the “Business Combination Agreement”) with SL Science Holding Limited, a Cayman Islands exempted company (“PubCo”), CW Mega Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub I”), WW Century Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub II”), and SL Bio Ltd., a Cayman Islands exempted company limited by shares (the “Company” or “SL Bio”).

SL Bio, through SL Bio Co., Ltd., SL Bio’s subsidiary established under the laws of Taiwan, is in the business of developing groundbreaking cellular and gene therapies.

Pursuant to the Business Combination Agreement, among other things, (i) Merger Sub I will merge with and into HSPT, with HSPT as the surviving entity and a wholly-owned subsidiary of PubCo (the “First Merger”), and (ii) following the First Merger, Merger Sub II will merge with and into SL Bio, with  SL Bio as the surviving entity and a wholly-owned subsidiary of PubCo (the “Second Merger,” and together with the First Merger and the other transactions contemplated by the Business Combination Agreement, the “Transactions”). Upon the consummation of the Transactions, each of HSPT and SL Bio will become a wholly-owned subsidiary of PubCo, and HSPT’s shareholders and SL Bio’s shareholders will receive ordinary shares, par value US$1.00 per share, of PubCo (“PubCo Ordinary Shares”) as consideration and become the shareholders of PubCo. The closing dates of the First Merger and the Second Merger are hereinafter referred to as the “First Closing Date” and the “Second Closing Date,” respectively. The Company expects the PubCo Ordinary Shares to be listed and traded on the Nasdaq Stock Market LLC (“Nasdaq”) following the consummation of the Transactions.

Pursuant to the Business Combination Agreement, (i) immediately prior to the First Merger Effective Time (as defined in the Business Combination Agreement), (a) each Acquiror Unit (as defined in the Business Combination Agreement) issued and outstanding immediately prior to the First Merger Effective Time will be automatically detached and the holder thereof will be deemed to hold one Acquiror Ordinary Share (as defined in the Business Combination Agreement) and one Acquiror Right (as defined in the Business Combination Agreement) in accordance with the terms of the applicable Acquiror Unit (the “Unit Separation”); (b) each Acquiror Right issued and outstanding immediately prior to the First Merger Effective Time will be automatically converted into one-tenth of an Acquiror Ordinary Share (the “Acquiror Right Conversion”); and (c) immediately following the Unit Separation and Acquiror Right Conversion, each Acquiror Ordinary Share (which, for the avoidance of doubt, includes the Acquiror Ordinary Shares held as a result of the Unit Separation and the Acquiror Right Conversion) issued and outstanding immediately prior to the First Merger Effective Time will automatically be cancelled and cease to exist in exchange for the right to receive one newly issued PubCo Ordinary Share; and (ii) at the Second Merger Effective Time (as defined in the Business Combination Agreement), each Company Exchanging Share (as defined in the Business Combination Agreement) will automatically be cancelled and converted into the right of each holder of the Company Exchanging Shares to receive, such number of newly issued PubCo Ordinary Shares, as determined in accordance with the Business Combination Agreement, based on an exchange ratio equal to the quotient of (a) $5.568 billion divided by $10.00 per share, divided by (b) the number of Company Ordinary Shares issued and outstanding immediately prior to the Second Merger Effective Time.

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Representation and Warranties

Under the Business Combination Agreement, the Company and HSPT made representations and warranties to each other, including, but not limited to, organization, subsidiaries, due authorization, no conflicts, governmental authorizations and consents, capitalization, financial statements and internal controls, undisclosed liabilities, litigation and proceedings, legal compliance, contracts and no defaults, taxes, absence of changes, the proxy/registration statement, investment company status, and brokers’ fees; in the case of the Company, as to its benefit plans, labor relations and employees, insurance, licenses, equipment and other tangible property, real property, intellectual property, privacy and cybersecurity, environmental matters, anti-corruption compliance, anti-money laundering, sanctions and international trade compliance, vendors, government contracts, compliance with FDA laws, and investigation of HSPT; and in the case of HSPT, as to its SEC filings, trust account, business activities, and Nasdaq listing.

Covenants and Agreements of the Parties

The Business Combination Agreement also contains joint covenants of the parties regarding their conduct during the period between the signing of the Business Combination Agreement and the earlier of the closing of the Transactions or the termination of the Business Combination Agreement, including covenants regarding, among other things, regulatory approvals and filings, preparation of the proxy statement/registration statement, shareholder approvals, support of transaction, tax matters, cooperation and consultation, indemnification and insurance, public announcements, key person agreements, and the directors and officers of PubCo after the closing of the Transactions.

The Business Combination Agreement also includes certain covenants (i) provided by the Company, in connection with, among other things, the conduct of business, inspection, preparation and delivery of additional financial statements, alternative proposals, exchange listing, notice of development, no trading, shareholder litigation, employee matters, shareholder proxies, transaction documents, and transaction financings, and (ii) provided by HSPT, in connection with, among other things, the trust account proceeds and related available equity, Nasdaq listing, no solicitation, public filings, and shareholder litigation.

Conditions to Consummation of the Business Combination

Consummation of the Transactions is subject to the satisfaction or waiver by the respective parties of a number of conditions, including the approval of the Business Combination Agreement and the Transactions by HSPT’s and the Company’s shareholders.

Other conditions to each party’s obligations include, among other things: (i) the effectiveness of the proxy/registration statement, (ii) the approval of PubCo’s initial listing application with Nasdaq in connection with the Transactions, (iii) all regulatory approvals necessary to consummate the Transactions having been obtained, (iv) no governmental authority having enacted, issued, promulgated, enforced or entered any law or governmental order that is then in effect and which has the effect of making the closing of the Transactions illegal or which otherwise prevents or prohibits consummation of the closing of the Transactions, (v) all third party consents necessary to consummate the Transactions having been obtained, (vi) no Company Material Adverse Effect (as defined in the Business Combination Agreement) of any of the Company or the Acquisition Entities (as defined in the Business Combination Agreement) and no Acquiror Material Adverse Effect (as defined in the Business Combination Agreement) of HSPT, and (vii) all Transaction Documents (as defined in the Business Combination Agreement) having been executed and delivered by the other parties thereto and been in full force and effect in accordance with the terms thereof as of the closing of the Transactions, as applicable.

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Additionally, the conditions to each party’s obligations for the First Closing (as defined in the Business Combination Agreement) include, among other things, (i) the Acquiror Fundamental Representations (as defined in the Business Combination Agreement) and certain other of the Acquiror’s representations and warranties being true and correct in all respects at and as of the First Closing Date, (ii) the Company Fundamental Representations (as defined in the Business Combination Agreement) and certain other of the Company’s representations and warranties being true and correct in all material respects at and as of the First Closing Date, (iii) each of the covenants of HSPT, the Company and the Acquisition Entities to be performed as of or prior to the First Closing having been performed in all material respects, (iv) each of the Company and the Acquisition Entities having delivered to HSPT good standing certificates or similar documents for the relevant Acquisition Entities in its jurisdiction of incorporation or organization, (v) HSPT having delivered to the Company and the Acquisition Entities a good standing certificate of HSPT, (vi) each of the Company and the Acquisition Entities having delivered to HSPT a certificate signed by an authorized director or officer of each of the Company and the Acquisition Entities certifying that certain conditions for the First Closing specified in the Business Combination Agreement have been fulfilled, and (vii) HSPT having delivered to the Company and the Acquisition Entities a certificate signed by an authorized director or officer of HSPT certifying that certain conditions for the First Closing specified in the Business Combination Agreement have been fulfilled.

The conditions to each party’s obligations for the Second Closing (as defined in the Business Combination Agreement), include, among other things, (i) the Company Fundamental Representations (as defined in the Business Combination Agreement) and certain other of the Company’s representations and warranties being true and correct in all respects at and as of the Second Closing Date, (ii) each of the covenants of the Company and the Acquisition Entities to be performed as of or prior to the Second Closing having been performed in all material respects, and (iii) the First Closing having occurred.

Termination

The Business Combination Agreement may be terminated by mutual written consent of the Company and HSPT and under certain circumstances, including, among other things, (i) by written notice from either the Company or HSPT to the other if any governmental authority has enacted, issued, promulgated, enforced or entered any law  or governmental order that is then in effect and which has the effect of making the First Closing or Second Closing illegal or which otherwise prevents or prohibits consummation of the Transactions, other than any such restraint that is immaterial, (ii) by written notice to HSPT from the Company if the Acquiror Shareholder Approval (as defined in the Business Combination Agreement) has not been obtained by reason of the failure to obtain the required vote at the Acquiror Shareholders’ Meeting (as defined in the Business Combination Agreement), (iii) by written notice to the Company from HSPT if there is any breach of any representation, warranty, covenant or agreement on the part of the Company, PubCo, Merger Sub I or Merger Sub II set forth in the Business Combination Agreement, except that, if such breach is curable by the Company, PubCo, Merger Sub I or Merger Sub II, as applicable, through the exercise of its reasonable best efforts within a certain period, (iv) by written notice from either the Company or HSPT to the other if the closing of the First Merger has not occurred on or before the last date required by the Acquiror Charter (as defined in the Business Combination Agreement) for HSPT to consummate a business combination, (v) by written notice to the Company from HSPT if the closing of the Second Merger has not occurred by the third business day following the closing of the First Merger, (vi) by written notice to the Company from HSPT if the Company Shareholder Approval (as defined in the Business Combination Agreement) has not been obtained by reason of the failure to obtain the required vote at the Company Shareholders’ Meeting (as defined in the Business Combination Agreement), or (vii) by written notice to HSPT from the Company if there is any breach of any representation, warranty, covenant or agreement on the part of HSPT set forth in the Business Combination Agreement, except that, if such breach is curable by HSPT through the exercise of its reasonable best efforts within a certain period.

In the event of the termination of the Business Combination Agreement, the Business Combination Agreement will forthwith become void and have no effect, without any liability on the part of any party thereto or its respective affiliates, officers, directors or shareholders, other than any liability of the Company, PubCo, HSPT, Merger Sub I or Merger Sub II, as the case may be, for any willful and material breach of the Business Combination Agreement occurring prior to the termination.

Governing Law and Dispute Resolution

The Business Combination Agreement, and all claims or causes of action based upon, arising out of, or related to it or the transactions contemplated thereby, is governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Business Combination Agreement.

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Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Shareholders and other interested parties are urged to read such Related Agreements in their entirety.

Company Shareholder Support Agreement

In connection with the execution of the Business Combination Agreement, on May 9, 2025, PubCo, the Company, HSPT, and certain shareholders of the Company (the “Requisite Shareholders”), entered into a Company Shareholder Support Agreement (the “Company Shareholder Support Agreement”), pursuant to which the Requisite Shareholders agreed to, among other things, (i) not to transfer any Subject Shares (as defined in the Company Shareholder Support Agreement) until the Expiration Time (as defined in the Company Shareholder Support Agreement), (ii) to vote all the Subject Shares in favor of proposals in connection with the Transactions, and (iii) to vote all the Subject Shares against the proposals in connection with other alternative business combinations other than the Transactions with HSPT.

A copy of the Company Shareholder Support Agreement is filed with this Report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Company Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the the Company Shareholder Support Agreement.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, on May 9, 2025, PubCo, the Company, HSPT, and Horizon Space Acquisition II Sponsor Corp.,  a Cayman Islands exempted company (the “Sponsor”), entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed to, among other things, (i) not to transfer any Subject Shares (as defined in the Sponsor Support Agreement) until the Expiration Time (as defined in the Sponsor Support Agreement), (ii) to vote all the Subject Shares in favor of proposals in connection with the Transactions, and (iii) to vote all the Subject Shares against the proposals in connection with other alternative business combinations other than the Transactions with the Company.

A copy of the Sponsor Support Agreement is filed with this Report as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement.

Form of Registration Rights Agreement

The Business Combination Agreement contemplates that, prior to the First Merger Effective Time, PubCo and certain other parties thereto will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which PubCo will, among other things, be obligated to file a registration statement with the Securities and Exchange Commission (the “SEC”) to register the resale of certain securities of PubCo held by the Holders (as defined in the Registration Rights Agreement) following the closing of the Transactions. The Registration Rights Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

A copy of the form of Registration Rights Agreement is filed with this Report as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement.

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Form of Lock-Up Agreement

In connection with the Transactions, prior to the First Merger Effective Time, the Sponsor, certain shareholders of SL Bio and PubCo will enter into a Lock-Up Agreement (the “Lock-Up Agreement”), pursuant to which, the Sponsor and such  shareholders of SL Bio will irrevocably agree not to sell or transfer any Lock-Up Shares (as defined in the Lock-Up Agreement) or engage in any short sales with respect to any securities of PubCo during the Lock-Up Period (as defined in the Lock-Up Agreement), subject to early release (i) if the last sale price of PubCo Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period 150 days after the Second Closing Date, or (ii) if there is a Change of Control (as defined in the Lock-Up Agreement.

A copy of the form of the Lock-Up Agreement is filed with this Report as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of the Lock-Up Agreement.

Item 7.01 Regulation FD Disclosure.

On May 12, 2025, HSPT and the Company issued a joint press release announcing the execution of the Business Combination Agreement and the proposed Transactions, a copy of which is furnished as Exhibit 99.1 to this Report and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act. This Report should not be deemed an admission as to the materiality of any information contained in the press release. HSPT and the Company do not undertake any obligation to update the press release.

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Forward-Looking Statements

This Report includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding anticipated financial and operational results, projections of market opportunity and expectations, the estimated post-transaction enterprise value, the advantages and expected growth of PubCo, the cash position of PubCo following the consummation of the Transactions, the ability of HSPT and the Company to consummate the proposed Transactions and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those risk factors described in the section entitled “Risk Factors” in HSPT’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 27, 2025 (the “Form 10-K”), HSPT’s final prospectus dated November 14, 2024 filed with the SEC (the “Final Prospectus”) related to HSPT’s initial public offering, and in other documents filed by HSPT with the SEC from time to time. Important factors that could cause PubCo’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: HSPT’s or the Company’s limited operating history; the ability of HSPT or PubCo to identify and integrate acquisitions; general economic and market conditions impacting demand for the products and services of the Company; the inability to complete the Transactions; the inability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, the amount of cash available following any redemptions by HSPT’s shareholders; the ability to meet Nasdaq’s listing standards following the consummation of the Transactions; costs related to the Transactions; and such other risks and uncertainties as are discussed in the Form 10-K, the Final Prospectus and the proxy statement/prospectus to be filed with the SEC relating to the Transactions. Other factors include the possibility that the Transactions do not close, including due to the failure to receive required security holder approvals or the failure to satisfy other closing conditions under the Business Combination Agreement.

HSPT, the Company, and PubCo each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of HSPT, the Company or PubCo with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed Transactions, PubCo intends to file with the SEC a registration statement on Form F-4, which will include a preliminary proxy statement of HSPT containing information about the Transactions and the respective businesses of the Company and HSPT, as well as the prospectus relating to PubCo’s securities to be issued to in connection with the Transactions. After the registration statement is declared effective, HSPT will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Transactions.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. Shareholders of HSPT will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

HSPT, the Company, PubCo and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from HSPT’s shareholders with respect to the Transactions. Information regarding HSPT’s directors and executive officers is available in HSPT’s filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus when it becomes available.

No Offer or Solicitation

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of the Securities Act.

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Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement dated May 9, 2025.
10.1*	Company Shareholder Support Agreement.
10.2*	Sponsor Support Agreement dated May 9, 2025.
10.3	Form of Registration Rights Agreement.
10.4	Form of Lock-Up Agreement.
99.1	Press Release dated May 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Space Acquisition II Corp.

Date: May 12, 2025	By:	/s/ Mingyu (Michael) Li
	Name:	Mingyu (Michael) Li
	Title:	Director and Chief Executive Officer

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